UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2004

UNITED DOMINION REALTY TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-10524	54-0857512

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129

(Address of Principal Executive Offices)          (Zip Code)

Registrant’s telephone number, including area code (720) 283-6120

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
Second Amendment to Distribution Agreement
Validity Opinion of Morrison & Foerster LLP

Item 5. Other Events.

     On March 11, 2004, United Dominion Realty Trust, Inc. (the “Company”) entered into a Second Amendment to Distribution Agreement with J.P. Morgan Securities Inc., Banc of America Securities LLC, Goldman, Sachs & Co., McDonald Investments Inc., Citigroup Global Markets Inc. (f/k/a Salomon Smith Barney Inc.) and Wachovia Capital Markets, LLC (f/k/a Wachovia Securities Inc.) (collectively, the “Agents”). The Second Amendment amends the Distribution Agreement, dated February 24, 2003, by and between the Company and the Agents, as amended by the First Amendment to Distribution Agreement, dated as of November 7, 2003, to increase the aggregate initial offering price of the Company’s Medium-Term Notes Due Nine Months or More From Date of Issue (the “Notes”) from $500,000,000 to $700,000,000. The Second Amendment to Distribution Agreement dated March 11, 2004, is attached hereto and incorporated herein by reference as Exhibit 1.03.

     Morrison & Foerster LLP, as counsel to the Company, has issued its validity opinion with respect to the Notes, which opinion is attached hereto and incorporated herein by reference as Exhibit 5.01.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

1.01	Distribution Agreement dated February 24, 2003.(1)

1.02	First Amendment to Distribution Agreement dated November 7, 2003.(2)

1.03	Second Amendment to Distribution Agreement dated March 11, 2004.

5.01	Validity Opinion of Morrison & Foerster LLP.

(1)	Incorporated by reference to Exhibit 1.01 of registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on February 25, 2003 (File No. 1-10524).

(2)	Incorporated by reference to Exhibit 1.02 of registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on November 12, 2003 (File No. 1-10524).

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.

By:	/s/ Christopher D. Genry
Christopher D. Genry
Executive Vice President and Chief Financial Officer

Date: March 11, 2004

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EXHIBIT INDEX

Exhibit No.	Description

1.01	Distribution Agreement dated February 24, 2003.(1)

1.02	First Amendment to Distribution Agreement dated November 7, 2003.(2)

1.03	Second Amendment to Distribution Agreement dated March 11, 2004.

5.01	Validity Opinion of Morrison & Foerster LLP.

(1)	Incorporated by reference to Exhibit 1.01 of registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on February 25, 2003 (File No. 1-10524).

(2)	Incorporated by reference to Exhibit 1.02 of registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on November 12, 2003 (File No. 1-10524).